Exhibit 10.6

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of June 29, 2012 (the “Amendment Date”), is between LAPOLLA INDUSTRIES, INC. (“Borrower”) and BANK OF AMERICA, N.A., a national banking association (“Lender”).

RECITALS

Borrower and Lender have entered into that certain Loan and Security Agreement dated as of August 31, 2010, as amended by the First Amendment to Loan and Security Agreement dated as of November 10, 2010, the Second Amendment to Loan and Security Agreement dated as of March 14, 2011, the Third Amendment to Loan and Security Agreement dated as of May 11, 2011, the Fourth Amendment to Loan and Security Agreement dated as of August 17, 2011, the Fifth Amendment to Loan and Security Agreement dated as of November 21, 2011 and the Sixth Amendment to Loan and Security Agreement dated as of April 16, 2012 (collectively, and as may hereafter be amended or otherwise modified, the “Loan Agreement”).

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1
Definitions

Section 1.1             Definitions.  Terms defined by the Loan Agreement, where used herein and not otherwise defined, shall have the same meanings herein as are prescribed by the Loan Agreement, as amended hereby.

ARTICLE 2
Amendments

Section 2.1             Amendment to Section 1.1.  Effective as of the Amendment Date, Section 1.1 of the Loan Agreement is hereby amended as follows:

(a)           The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated, and shall read as follows, respectively:

 “Basic Reserve”: an amount, determined as of any day, equal to (a) on any day prior to the FCCR Satisfaction Date, $250,000, and (b) on any day on or after the FCCR Satisfaction Date, $0.

Revolver Termination Date: March 31, 2014.

(b)           The following definitions are hereby added to Section 1.1 of the Loan Agreement, each of which shall be deemed inserted therein in its appropriate alphabetical position and read as follows, respectively:

“FCCR Satisfaction Date”: the day that is 3 Business Days following the Business Day on which Borrower delivers to Lender (a) its financial statements for a calendar month pursuant to Section 10.1.2(b) demonstrating to Lender’s satisfaction that the Fixed Charge Coverage Ratio, as of the last day of such calendar month, was equal to or greater than 1.0 to 1.0 and (b) written certification, signed by the president or chief financial officer of Borrower, certifying that the Fixed Charge Coverage Ratio, as of the last day of such calendar month for the most recently completed twelve calendar months, was equal to or greater than 1.0 to 1.0.

“Seventh Amendment Effective Date” means the “Amendment Date” as defined by the certain Seventh Amendment to Loan and Security Agreement dated as of the “Amendment Date” defined therein, between Lender and Borrower.

“Subordinated Term Debt”: Subordinated Debt in the principal amount of $4,400,000 under the certain Note Purchase Agreement, dated as of the Seventh Amendment Effective Date, among Borrower, Enhanced Capital Texas Fund LP, a Texas limited partnership, as junior agent, and the “Purchasers” defined therein, as may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms of the Subordinated Term Debt Intercreditor Agreement.

“Subordinated Term Debt Intercreditor Agreement”: The certain Intercreditor Agreement dated as of the Seventh Amendment Effective Date, among Lender, Borrower and Enhanced Capital Texas Fund LP, a Texas limited partnership, as junior agent, as may be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof.

Section 2.2             Amendment  to Section 10.2.1(b).  Effective as of the Amendment Date, Section 10.2.1(b) of the Loan Agreement is amended and restated to read as follows:

(b)           Subordinated Debt, including without limitation, the Subordinated Term Debt, provided that such Subordinated Term Debt is subordinated in right of payment and claim pursuant to the Subordinated Term Debt Intercreditor Agreement;

 Section 2.3            Amendment  to Section 10.2.2.  Effective as of the Amendment Date, (a) Section 10.2.2(i) of the Loan Agreement is amended to delete the word, “and” immediately following the semi-colon, (b) Section 10.2.2(j) of the Loan Agreement is amended to add the word, “and” immediately following the semi-colon and (c) Section 10.2.2(k) is hereby added as a new subsection following Section 10.2.2(j), which shall read as follows:

(k)            Liens securing the Subordinated Term Debt, provided, that such Liens are subordinated to Lender’s Liens under the Loan Documents pursuant to the Subordinated Term Debt Intercreditor Agreement.

Section 2.4             Amendment to Section 10.3.2

(a)            Effective as of April 1, 2012, Section 10.3.2 of the Loan Agreement is amended and restated to read as follows:

10.3.2       Reserved.

(b)            Effective as of the Amendment Date, Section 10.3.2 of the Loan Agreement is amended and restated to read as follows:

10.3.2       Fixed Charge Coverage Ratio.  If Availability (a) is less than $1,250,000 on any 3 consecutive days or (b) is less than $1,000,000 on any day, then, as of the last day of the preceding calendar month and as of the last day of each calendar month thereafter, maintain a Fixed Charge Coverage Ratio, tested monthly as of the last day of the calendar month for the most recently completed twelve calendar months, of at least 1.0 to 1.0.

Section 2.5             Amendment  to Section 11.1(f)  Effective as of the Amendment Date, Section 11.1(f) of the Loan Agreement is amended and restated to read as follows:

(f)            Any breach or default of an Obligor occurs under any document, instrument or agreement to which it is a party or by which it or any of its Properties is bound, relating to (i) the Subordinated Term Debt or (ii) any other Debt (other than the Obligations) in excess of $100,000, if (in either such case) the maturity of or any payment with respect to such Debt may be accelerated or demanded due to such breach.

ARTICLE 3
Conditions Precedent

Section 3.1             Condition Precedent.  The effectiveness of Section 2.2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)            Borrower shall have delivered to Lender an executed original copy of this Amendment, in form and substance satisfactory to Lender, duly executed by Borrower;

(b)            after giving effect to this Amendment, no Default or Event of Default shall be in existence;

(c)            Borrower shall have received cash proceeds of the Subordinated Term Debt (as defined by the Agreement, as amended by this Amendment) in the principal amount of $4,400,000, and the proceeds thereof shall have been used in part to pay in full the Term Loan, including without limitation all unpaid principal and unpaid accrued interest thereon;

(d)            all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Lender; and

(e)            Borrower shall have paid the fee required by Section 3.2.

Section 3.2             Amendment Fee.  Subject to the terms of the Loan Agreement, Borrower agrees to pay to Lender an amendment fee in the amount of $32,500, which shall be earned and payable upon execution of this Amendment by Borrower and Lender.

ARTICLE 4
Ratifications, Representations and Warranties

Section 4.1             Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower and Lender agree that the Loan Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.2             Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:  (a) no Default or Event of Default exists; and (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date.

Section 4.3             WAIVER AND RELEASE.  TO INDUCE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OBLIGOR (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)            HEREBY WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(b)           HEREBY RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY OBLIGOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 5
Other Agreements

Section 5.1             Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.2             Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement is hereby amended so that any reference in such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.  This Amendment shall constitute a Loan Document.

Section 5.               Expenses of Lender.  As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Lender's legal counsel.

Section 5.4             Severability.  Each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

Section 5.5             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 5.6             Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.  Any assignment in violation of this Section 5.6 shall be void.

Section 5.7             Counterparts; Facsimile or Electronic Signatures.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment shall become effective when Lender has received counterparts bearing the signatures of all parties hereto.  Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

Section 5.8             Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.9             Entire Agreement.  Time is of the essence of this Amendment.  This Amendment, the Loan Agreement, the other Loan Documents embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

Executed effective as of the Amendment Date.

SIGNATURES FOLLOW
REMAINDER OF PAGE BLANK

BORROWER:

LAPOLLA INDUSTRIES, INC.

By:	/s/ Michael T. Adams, EVP
Michael T. Adams, Executive Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ H. Michael Wills, SVP
H. Michael Wills, Senior Vice President